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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

[ X ] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
      EXCHANGE ACT OF 1934

Date of Report         February 20, 1997


Commission file number   0-24128

                                BIO-PLEXUS, INC.
             (Exact name of Registrant as specified in its Charter)


          Connecticut                                   06-1211921
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

                  384 Q Merrow Road, Tolland Connecticut 06084
           (Address of principal executive offices including zip code)

                                 (860) 871-8601
              (Registrant's telephone number, including area code)

                                       N/A

(Former name, former address and former fiscal year, if changed since last report)
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ITEM  5. - OTHER EVENTS

      The Common Stock of Bio-Plexus, Inc. (the "Company") began listing on the Nasdaq SmallCap Market on February 20, 1997. The stock had previously been listed on the Nasdaq National Market. The press release related to such change and the financial statements related to the listing on the SmallCap Market are Exhibits 99.1 and 99.2 respectively to this filing, and are incorporated herein by reference.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BIO-PLEXUS, INC.


                                            By_________________________________
                                                   Ronald A. Haverl
                                                   Chairman

Date:  February 28, 1997
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                                BIO-PLEXUS, INC.

                                  EXHIBIT INDEX


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
EXHIBIT NO.         DESCRIPTION
-----------         -----------
27                  Financial Data Schedule for one month period ended January 31, 1997

99.1                Press Release related to Nasdaq SmallCap Market listing

99.2                Financial Statements related to Nasdaq SmallCap Market listing

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